Neuberger Berman ETF Trust®
Neuberger Berman China Equity ETF (the “Fund”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information of Neuberger Berman China Equity ETF, as may be amended and supplemented

On July 23, 2024, Ning Meng and Yi Shi ceased their portfolio management responsibilities for the Fund and all references to Mr. Meng and Ms. Shi in the Summary Prospectus, Prospectus and Statement of Additional Information for the Fund are removed in their entirety.

Effective July 24, 2024, the Fund’s Summary Prospectus and Prospectus are revised as follows:

(a)	The “Portfolio Managers” section of the Summary Prospectus and Prospectus for the Fund is deleted and replaced with the following:

Portfolio Manager The Fund is managed by Alan Tsang, CFA (Portfolio Manager). Mr. Tsang has managed the Fund since July 2024.

(b)	The “Management of the Fund - Portfolio Managers” section of the Prospectus for the Fund is deleted and replaced with the following:

Neuberger Berman China Equity ETF.

Alan Tsang, CFA, is a Managing Director of NBAL. He has been Portfolio Manager of the Fund since July 2024. Mr. Tsang joined the firm in 2012 and is currently the Director of Research - Asia in the Global Equity Research Department.

The date of this supplement is July 24, 2024.
Please retain this supplement for future reference.

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